UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2020 (November 4, 2020)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
6.25% Notes due 2023	NEWTI	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01.    Entry Into a Material Definitive Agreement.

On November 4, 2020, NBL SPV I, LLC (the “Borrower”), a wholly-owned subsidiary of Newtek Business Lending, LLC, a wholly owned portfolio company of Newtek Business Services Corp. (the “Company”), entered into a Sixth Amendment to Credit Agreement (the “Amendment”), amending the terms of the credit facility made available to Borrower under that certain Revolving Credit and Security Agreement, dated as of July 31, 2018 (the “Credit Agreement”), with the Lenders from time to time party to the Credit Agreement, Capital One, National Association (“Capital One”), as administrative agent for itself and for the Lenders and the other Secured Parties (as such terms are defined in the Credit Agreement), Small Business Lending, LLC, as servicer, and U.S. Bank National Association, as backup servicer (the “Credit Facility”). Pursuant to the terms of the Amendment, the Credit Facility, which has a maximum aggregate amount of Seventy-Five Million and No/100 Dollars ($75,000,000) (as such amounts may be increased from time-to-time pursuant to the terms of the Credit Agreement), was amended to, among other things, extend the date on which the Lenders’ commitments under the Credit Facility terminate until November 4, 2022, with all amounts due under the Credit Facility maturing on November 4, 2023. In addition, the Company continues to guarantee the Borrower’s performance and repayment obligations under the Credit Agreement, pursuant to the Guaranty of Payment and Performance, dated as of July 31, 2018.

The above description is a summary and is qualified in its entirety by the terms of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	Sixth Amendment to Credit Agreement dated November 4, 2020

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: November 9, 2020	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sixth Amendment to Credit Agreement dated November 4, 2020